EXCELSIOR FUNDS, INC.

EXCELSIOR FUNDS TRUST

EXCELSIOR TAX-EXEMPT FUNDS, INC.

(each, a “Company” and, together, the “Companies”)

Supplement dated December 4, 2006

to the following Prospectuses of the Companies:

Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. Fixed Income Funds Prospectus, dated July 31, 2006, as supplemented September 18, 2006 and November 6, 2006

Excelsior Funds, Inc. and

Excelsior Funds Trust

Institutional Funds Prospectus

Retirement Shares Prospectus

Equity Funds Prospectus, each

dated July 31, 2006,

as supplemented September 18, 2006

and November 6, 2006

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. Money Funds Prospectus, dated July 31, 2006, as supplemented September 18, 2006 and November 6, 2006	Excelsior Funds, Inc. Core Bond Fund – Institutional Shares Prospectus/Information Statement, dated August 25, 2006, as supplemented September 18, 2006 and November 6, 2006

Excelsior Funds, Inc. Large Cap Growth Fund – Institutional Shares Prospectus, dated September 29, 2006, as supplemented October 20, 2006

On November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell U.S. Trust Corporation (“U.S. Trust”), a wholly-owned subsidiary of Schwab, to Bank of America (the “Sale”). The Sale of U.S. Trust includes all of U.S. Trust’s subsidiaries, including the investment advisers to the Companies, U.S. Trust New York Asset Management Division (“NYAMD”), a separate identifiable division of United States Trust Company, National Association, and UST Advisers, Inc. (together with NYAMD, the “US Trust Advisers”). The Sale is subject to Federal Reserve Board and other regulatory approvals.

The US Trust Advisers will continue to serve as the investment advisers to the Companies upon closing of the Sale. However, due to the change in ownership of the US Trust Advisers, the Sale may have the effect of terminating the existing investment advisory agreements between the Companies and the US Trust Advisers. Accordingly, it is anticipated that the US Trust Advisers will enter into new investment advisory agreements with the Companies upon consummation of the Sale (the “New Advisory Agreements”). The New Advisory Agreements will be subject to the approval of the Board of Trustees/Directors and the shareholders of the Companies. The proposed New Advisory Agreements will be submitted to the shareholders of the Companies for approval late in the first quarter. A proxy statement will be mailed to the shareholders of the Companies in the first quarter of 2007 that will provide further details with respect to the Sale and the proposed New Advisory Agreements.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PRO-SUPP-1206